NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Emerging Markets Equity Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund)
Nationwide Core Plus Bond Fund
Nationwide Emerging Markets Debt Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)
Nationwide Government Money Market Fund
Nationwide Growth Fund
Nationwide Inflation-Protected Securities Fund
Nationwide International Index Fund

Nationwide International Small Cap Fund
Nationwide Large Cap Equity Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)
Nationwide Loomis All Cap Growth Fund
Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)
Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)
Nationwide Mid Cap Market Index Fund
Nationwide National Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark National Intermediate Tax Free Bond Fund)
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund
Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)
Nationwide Ziegler Equity Income Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated June 14, 2018
to the Statement of Additional Information ("SAI") dated February 28, 2018 (as revised April 10, 2018)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide National Intermediate Tax Free Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund

On June 13, 2018, the Board of Trustees (the "Board") of Nationwide Mutual Funds (the "Trust"), including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act of 1940, as amended), considered and approved proposals to liquidate the Nationwide National Intermediate Tax Free Bond Fund and the Nationwide Ziegler Wisconsin Tax Exempt Fund (each, a "Fund," and collectively, the "Funds"), each a series of the Trust.  Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation and Dissolution (the "Plan") on or about July 27, 2018 (the "Liquidation Date"). Until the Liquidation Date, each Fund is permitted to depart from its stated investment objective and strategies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. In anticipation of each Fund's liquidation, such Fund intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments.

Because of the pending liquidations, neither Fund now represents a long-term investment solution. Therefore, effective immediately, new account requests, exchanges into the Funds and purchase orders for the Funds' shares will no longer be permitted (other than those purchase orders received through dividend reinvestment or purchase orders from qualified retirement plans who are existing shareholders). Neither Fund is being marketed for new investment and, as a consequence, the size and net asset value of each Fund may decrease as a result of shareholder redemptions and sale of Fund assets to meet those redemptions. This potentially will cause remaining shareholders to bear increased operating expenses. Such shareholders also will bear a proportionate share of the costs of liquidation and other expenses in respect of their new as well as existing investments. Unless subject to a waiver or reduction as described in the Funds' prospectus, purchases of Class A shares of the Funds will continue to be subject to applicable sales charges. Any investor who purchases shares of the Funds through reinvestment of dividends also should consider the potential tax consequences of making new investments in such Fund during the short period prior to each Fund's liquidation.

Between now and the Liquidation Date, existing shareholders of the Funds may continue to reinvest dividends and distributions, redeem shares, or exchange shares into other Nationwide Funds without incurring a sales load or a contingent deferred sales charge. However, in accordance with the applicable Plan, each Fund may set up a reserve account for expenses incurred in connection with its liquidation to ensure that all shareholders are treated fairly. Any such reserve account may affect the amount of redemption proceeds payable to a shareholder upon redemption. Rule 12b-1 fees will continue to accrue on shares of the Funds in the manner set forth in the Funds' prospectus until the Liquidation Date.

Any shareholder who has not redeemed or exchanged shares into another Nationwide Fund by the regular close of business on the business day before the Liquidation Date will receive a liquidating distribution as of the Liquidation Date. On the Liquidation Date, each Fund will distribute pro rata to its respective shareholders of record all of its assets in cash, and all outstanding shares of beneficial interest will be redeemed and canceled. If you hold shares of a Fund directly with the Trust in an Individual Retirement Account ("IRA") maintained by U.S. Bank N.A. and you do not contact us at 800-848-0920 prior to the Liquidation Date, we will invest your liquidation proceeds in Investor Shares of the Nationwide Government Money Market Fund until we receive instructions from you. Investor Shares of the Nationwide Government Money Market Fund are subject to low balance fees in the amount of $2 per month if the monthly average balance of the account falls below $500, which may exceed the low balance fees applicable to shares of the Funds. IRA owners may obtain a prospectus for the Nationwide Government Money Market Fund by calling 800-848-0920.

Each liquidation will constitute a taxable event, except to the extent the applicable Fund's shares are held in a tax-advantaged product, plan or account. Therefore, you may be subject to federal, state, local or foreign taxes. You should consult your tax advisor for information regarding all tax consequences applicable to your investments in the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE